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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 1, 2000


                               IndyMac ABS, Inc.
 (as depositor under the Pooling and Servicing Agreement, dated as of April 1,
    2000, providing for the issuance of the IndyMac ABS, Inc., Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2000-A Home Equity Mortgage Loan
                 Asset-Backed Certificates, Series SPMD 2000-A

                               IndyMac ABS, Inc.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                       333-51609              95-4685267
----------------------------        -----------         ------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
      of Incorporation)             File Number)        Identification No.)


155 North Lake Avenue
Pasadena, California                                           91101
--------------------                                         ---------
(Address of Principal                                        (Zip Code)
  Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300

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

Item 5.  Other Events.

     On April 27, 2000, IndyMac ABS, Inc. (the "Depositor") entered into a Pooling and Servicing Agreement dated as of April 1, 2000 (the "Agreement"), by and among the Depositor, IndyMac, Inc. ("IndyMac"), as seller (the "Seller") and as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Home Equity Mortgage Loan Asset-Backed Certificates, Series SPMD 2000-A (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

         Not applicable.

         Not applicable.

         Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of April 1, 2000, by and among the Depositor, the Seller, the Master Servicer and the Trustee.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IndyMac ABS, Inc.



                                            By: /s/ Blair Abernathy
                                                --------------------
                                                Blair Abernathy
                                                President



Dated:  June 22, 2000

                                 Exhibit Index



Exhibit                                                               Page

99.1.             Pooling and Servicing Agreement,
                  dated as of April 1, 2000, by
                  and among, the Depositor, the Seller,
                  the Master Servicer and the Trustee